UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2018

SPRINT CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	1-04721	46-1170005
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6200 Sprint Parkway, Overland Park, Kansas	66251
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (913) 794-1091

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 26, 2018 (the “Closing Date”), Sprint Corporation’s wholly-owned subsidiary, Sprint Communications, Inc. (the “Borrower”), executed an incremental facility amendment (the “Amendment”) with JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”) for the Lenders under the Credit Agreement, dated as of February 3, 2017 (the “Credit Agreement” and, as amended by the Amendment, the “Amended Credit Agreement”), among the Borrower, the guarantors from time to time party thereto, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent.

Pursuant to the Amendment, the Borrower borrowed $1.1 billion of incremental term loans (the “Incremental Term Loans”) on the Closing Date. Proceeds from borrowings of the Incremental Term Loans will be used for general corporate purposes.

The Incremental Term Loans bear interest, at the option of the Borrower, at either the Adjusted Base Rate (as defined in the Amended Credit Agreement) plus 2.00% or the Adjusted LIBO Rate (as defined in the Amended Credit Agreement) plus 3.00%. The Incremental Term Loans also require the Borrower to make quarterly principal repayments equal to 0.25% of the initial aggregate principal amount of the Incremental Term Loans beginning on March 31, 2019 (subject to adjustments for prepayments pursuant to the terms of the Amended Credit Agreement).

The final maturity date of the Incremental Term Loans is February 3, 2024, which is the same maturity date as the other term loans outstanding under the Amended Credit Agreement.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed with this report:

Exhibit No.	Description

10.1	Incremental Facility Amendment, dated as of November 26, 2018, by and among Sprint Communications, Inc., as Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, the guarantors party thereto and the lenders party thereto, to the Credit Agreement dated as of February 3, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRINT CORPORATION

November 27, 2018	By:	/s/ Stefan K. Schnopp
Stefan K. Schnopp
Vice President and Corporate Secretary

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